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                                                           Contract No. 33161000







                        Firm Transportation Service Agreement
                                  Rate Schedule TF-1

                                       between

                           COLORADO INTERSTATE GAS COMPANY

                                         and

                            PRIMERO GAS MARKETING COMPANY


                                Dated: AUGUST 22, 1997





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                        FIRM TRANSPORTATION SERVICE AGREEMENT
                                  RATE SCHEDULE TF-1
-------------------------------------------------------------------------------

    The Parties identified below, in consideration of their mutual promises, agree as follows:


1.  TRANSPORTER: COLORADO INTERSTATE GAS COMPANY

2.  SHIPPER: PRIMERO GAS MARKETING COMPANY

3. APPLICABLE TARIFF: Transporter's FERC Gas Tariff, First Revised Volume No. 1, as the same may be amended or superseded from time to time ("the Tariff").

4. CHANGES IN RATES AND TENNS: Transporter shall have the right to propose to the FERC changes in its rates and terms of service, and this Agreement shall be deemed to include any changes which are made effective pursuant to FERC Order or regulation or provisions of law, without prejudice to Shipper's right to protest the same.

5. TRANSPORTATION SERVICE: Transportation Service at and between Primary Point(s) of Receipt and Primary Point(s) of Delivery shall be on a firm basis. Receipt and Delivery of quantities at Secondary Point(s) of Receipt and/or Secondary Point(s) of Delivery shall be in accordance with the Tariff.

6. POINTS OF RECEIPT AND DELIVERY: Shipper agrees to Tender gas for Transportation Service, and Transporter agrees to accept Receipt Quantities at the Primary Point(s) of Receipt identified in Exhibit "A." Transporter agrees to provide Transportation Service and Deliver gas to Shipper (or for Shipper's account) at the Primary Point(s) of Delivery identified in Exhibit "A."

7.  RATES AND SURCHARGES: As set forth in Exhibit "B."

8.  MAXIMUM DELIVERY QUANTITY ("MDQ"): Campo Lateral In-Service Date("CLIS"):
                                          0 to 5 months after CLIS - 25,000
                                          6 to 12 months after CLIS - 30,000
                                          12 to 17 months after CLIS - 35,000
                                          18-plus months after CLIS - 41,000

9.  TERM OF AGREEMENT: Beginning: In-service date of the Campo Lateral.
                       Ending: 15 years from the in-service date of the Campo Lateral.

10. NOTICES, STATEMENTS, AND BILLS:

       TO SHIPPER:
          INVOICES FOR TRANSPORTATION:         ALL NOTICES:
            Primero Gas Marketing Company        Primero Gas Marketing Company
            1512 Larimer Street                  1512 Larimer Street
            Denver, CO  80202                    Denver, CO  80202
            Attention: Mark Sexton               Attention: Mark Sexton

       TO TRANSPORTER:
          See Payments, Notices, Nominations, and Points of Contact sheets in the Tariff.

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11. SUPERSEDES AND CANCELS PRIOR AGREEMENT: None.

12. ADJUSTMENT TO RATE SCHEDULE TF-1 AND/OR GENERAL TERMS AND CONDITIONS: None.

13. INCORPORATION BY REFERENCE: This Agreement in all respects shall be subject to the provisions of Rate Schedule TF-1 and to the applicable provisions of the General Terms and Conditions of the Tariff as filed with, and made effective by, the FERC as same may change from time to time (and as they may be amended pursuant to Section 12 of the Agreement).

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

TRANSPORTER:                                SHIPPER:

COLORADO INTERSTATE GAS COMPANY             PRIMERO GAS MARKETING COMPANY



By /s/ Thomas L. Price                      By
   ------------------------------              -------------------------------
         Thomas L. Price
         Vice President
                                            ----------------------------------
    [STAMP]                                        (Print or type name)

                                            ----------------------------------
                                                   (Print or type title)



                                          2
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                                     EXHIBIT "A"

                        Firm Transportation Service Agreement
                                       between
                           COLORADO INTERSTATE GAS COMPANY
                                         and
                            PRIMERO GAS MARKETING COMPANY

                                Dated: AUGUST 22, 1997


1. Shipper's Maximum Delivery Quantity ("MDQ"): SEE PARAGRAPH 8, MAXIMUM DELIVERY QUANTITY.



                                       PRIMARY POINT(S) OF
                                       RECEIPT QUANTITY              MAXIMUM RECEIPT
    PRIMARY POINT(S) OF RECEIPT         (DTH PER DAY)                   PRESSURE
          (NOTE 1)                        (NOTE 2)                       P.S.I.G.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
       Burro Canyon                    See Paragraph 8               Transporter's
                                                                         MAOP




                                       PRIMARY POINT(S) OF           MAXIMUM DELIVERY
    PRIMARY POINT(S) OF DELIVERY       DELIVERY QUANTITY                 PRESSURE
         (NOTE 1)                       (DTH PER DAY)                    P.S.I.G.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
         Dumas                         See Paragraph 8                     650






NOTES: (1)    Information regarding Point(s) of Receipt and Point(s) of
              Delivery, including legal descriptions, measuring parties, and interconnecting parties, shall be posted on Transporter's electronic bulletin board. Transporter shall update such information from time to time to include additions, deletions, or any other revisions deemed appropriate by Transporter.

      (2) Each Point of Receipt Quantity may be increased by an amount equal to Transporter's Fuel Reimbursement percentage. Shipper shall be responsible for providing such Fuel Reimbursement at each Point of Receipt on a pro rata basis based on the quantities received on any Day at a Point of Receipt divided by the total quantity Delivered at all Point(s) of Delivery under this Transportation Service Agreement.



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                                                                     Page 1 of 2



                                     EXHIBIT "B"

                        Firm Transportation Service Agreement
                                       between
                           COLORADO INTERSTATE GAS COMPANY
                                         and
                            PRIMERO GAS MARKETING COMPANY

                                Dated: AUGUST 22, 1997





      PRIMARY        PRIMARY          R1
    POINT(S) OF    POINT(S) OF    RESERVATION    COMMODITY                         FUEL
      RECEIPT        DELIVERY        RATE           RATE        TERM OF RATE   REIMBURSEMENT  SURCHARGES
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
    Burro          Dumas          (Notes 1       (Note 1)        15 years      (Note 2)       (Note 3)
    Canyon                          and 5)                       from in-
                                                                  service
                                                                date of the
                                                                   Campo
                                                                  Lateral






     SECONDARY      SECONDARY         R1
    POINT(S) OF    POINT(S) OF    RESERVATION    COMMODITY                         FUEL
      RECEIPT       DELIVERY         RATE           RATE        TERM OF RATE   REIMBURSEMENT  SURCHARGES
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
       All            All         (Notes 4       (Note 4)        15 years      (Note 2)       (Note 3)
                                    and 5)                       from in-
                                                               service date
                                                                  of the
                                                                   Campo
                                                                  Lateral



NOTES: (1)    The total rate for service payable by Shipper shall be $0.2877 per Dth when computed on a 100% load factor basis and is exclusive of ACA, Fuel Reimbursement and other applicable surcharges.

      (2) Fuel Reimbursement shall be as stated on Transporter's Schedule of Surcharges and Fees in the Tariff, as they may be changed from time to time, unless otherwise agreed between the Parties.



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                                                     Page 2 of 2



                                     EXHIBIT "B"


NOTES: (3)    Surcharges, If Applicable:
                 All applicable surcharges, unless otherwise specified, shall be the maximum surcharge rate as stated in the Schedule of Surcharges and Fees in The Tariff, as such surcharges may be changed from time to time.

              GQC:
                 The Gas Quality Control Surcharge shall be assessed pursuant to Article 20 of the General Terms and Conditions as set forth in The Tariff.

              GRI:
                 The GRI Surcharge shall be assessed pursuant to Article 18 of the General Terms and Conditions as set forth in The Tariff.

              HFS:
                 The Hourly Flexibility Surcharge will be assessed pursuant to
                 Article 20 of the General Terms and Conditions set forth in The Tariff.

              ORDER NO. 636 TRANSITION COST MECHANISM:
                 Surcharge(s) shall be assessed pursuant to Article 21 of the General Terms and Conditions as set forth in The Tariff.

              ACA:
                 The ACA Surcharge shall be assessed pursuant to Article 19 of the General Terms and Conditions as set forth in The Tariff.

       (4) Unless otherwise agreed by the Parties in writing, the rates for service hereunder shall be Transporter's maximum rates for service under Rate Schedule TF-l or other superseding Rate Schedules, as such rates may be changed from time to time.

       (5) If Shipper releases any of its capacity (i.e., becomes a Releasing Shipper under Transporter's Capacity Release Program) and the Replacement Shipper is paying more than the Releasing Shipper, Transporter shall be entitled to the difference, if any, between the reservation charge(s), including all applicable surcharges, being paid by the Replacement Shipper, and the reservation charges, including all applicable surcharges, being paid by the Releasing Shipper.